EXHIBIT 99.2




               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To SportsLine.com, Inc.:

We have audited the accompanying balance sheet of Daedalus World Wide Corporation as of December 31, 1998, and the related statement of operations, changes in shareholders' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Daedalus World Wide Corporation as of December 31, 1998, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

Arthur Andersen LLP

Fort Lauderdale, Florida,
   February 18, 2000.

                         DAEDALUS WORLD WIDE CORPORATION

                                 BALANCE SHEETS




                                                                               December 31, 1998   September 30, 1999
                                                                               -----------------   ------------------
                                                                                                      (unaudited)
                                     ASSETS
CURRENT ASSETS:
   Cash and cash equivalents ............................................          $ 187,794           $  80,050
   Deposit ..............................................................             11,066              11,066
                                                                                   ---------           ---------
       Total current assets .............................................            198,860              91,116
PROPERTY AND EQUIPMENT, net .............................................             68,799             144,524
                                                                                   ---------           ---------
                                                                                   $ 267,659           $ 235,640
                                                                                   =========           =========

                      LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES:
   Accounts payable .....................................................          $   3,359           $   1,830
   Accrued liabilities ..................................................             40,253              30,295
   Current portion of note payable ......................................             25,000              25,000
   Deferred revenue .....................................................             69,946             277,533
                                                                                   ---------           ---------
        Total current liabilities .......................................            138,558             334,658
NOTE PAYABLE, net of current portion ....................................            175,000             150,000
                                                                                   ---------           ---------
        Total liabilities ...............................................            313,558             484,658
                                                                                   ---------           ---------
COMMITMENTS AND CONTINGENCIES (Notes 7 and 8)

SHAREHOLDERS' DEFICIT:
   Common stock, no par value, 1,000 shares authorized,
        360 and 350 issued and outstanding as of
        December 31, 1998 and September 30, 1999 (unaudited),respectively               --                  --
   Additional paid-in capital ...........................................             22,400              22,400
   Accumulated deficit ..................................................            (68,299)           (271,418)
                                                                                   ---------           ---------
       Total shareholders' deficit ......................................            (45,899)           (249,018)
                                                                                   ---------           ---------
                                                                                   $ 267,659           $ 235,640
                                                                                   =========           =========


         The accompanying notes to financial statements are an integral part of these balance sheets.

                         DAEDALUS WORLD WIDE CORPORATION

                            STATEMENTS OF OPERATIONS



                                             Year ended         Nine Months ended
                                          December 31, 1998     September 30, 1999
                                          -----------------     ------------------
                                                                    (unaudited)
REVENUE ..........................            $ 380,292             $ 320,213
COST OF REVENUE ..................               24,494                23,104
                                              ---------             ---------
GROSS MARGIN .....................              355,798               297,109
                                              ---------             ---------
OPERATING EXPENSES:
  Sales and marketing ............              244,568               291,062
  General and administrative .....              129,220               172,095
  Depreciation ...................               15,209                27,661
                                              ---------             ---------
          Total operating expenses              388,997               490,818
LOSS FROM OPERATIONS .............              (33,199)             (193,709)
INTEREST EXPENSE .................               (9,883)              (11,847)
INTEREST AND OTHER INCOME, net                    4,734                 3,717
                                              ---------             ---------
LOSS BEFORE INCOME TAXES .........              (38,348)             (201,839)
INCOME TAX EXPENSE ...............              (15,620)               (1,280)
                                              ---------             ---------
NET LOSS .........................            $ (53,968)            $(203,119)
                                              =========             =========

         The accompanying notes to financial statements are an integral part of these statements.

                         DAEDALUS WORLD WIDE CORPORATION

                 STATEMENTS OF CHANGES IN SHAREHOLDERS' DEFICIT

                                                  COMMON STOCK
                                               ----------------    ADDITIONAL PAID-IN      ACCUMULATED
                                               SHARES    AMOUNT         CAPITAL             DEFICIT         TOTAL
                                               ------    ------    ------------------     ------------     ---------
Balance, December 31, 1997 ............          380       $--          $  22,400          $ (14,331)      $   8,069

Forfeiture of shares ..................          (20)       --               --                 --              --


Net loss ..............................         --          --               --              (53,968)        (53,968)
                                               -----       ---          ---------          ---------       ---------

Balance, December 31, 1998 ............          360       $--          $  22,400          $ (68,299)      $ (45,899)

Forfeiture of shares (unaudited) ......          (10)       --               --                 --              --


Net loss (unaudited) ..................         --          --               --             (203,119)       (203,119)
                                               -----       ---          ---------          ---------       ---------

Balance, September 30, 1999 (unaudited)          350       $--          $  22,400          $(271,418)      $(249,018)
                                               =====       ===          =========          =========       =========

         The accompanying notes to financial statements are an integral part of these statements.

                         DAEDALUS WORLD WIDE CORPORATION

                             STATEMENT OF CASH FLOWS


                                                                         YEAR ENDED
                                                                        DECEMBER 31,   NINE MONTHS ENDED
                                                                            1998       SEPTEMBER 30, 1999
                                                                        ------------   ------------------
                                                                                           (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss ........................................................      $ (53,968)        $(203,119)
   Adjustments  to  reconcile  net  loss to net  cash  provided  by operating activities:
     Depreciation .................................................         15,209            27,661
     Changes in operating assets and liabilities:
      Accounts receivable .........................................            750              --
      Deposit .....................................................         (5,766)             --
      Accounts payable ............................................         (6,963)           (1,529)
      Accrued liabilities .........................................         37,684            (9,958)
      Deferred revenue ............................................         69,946           207,587
                                                                         ---------         ---------
     Net cash provided by operating activities ....................         56,892            20,642
                                                                         ---------         ---------

CASH FLOWS FROM INVESTING ACTIVITY:
  Purchases of property and equipment, net ........................        (71,117)         (103,386)
                                                                         ---------         ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from note payable ......................................        200,000               --
  Repayment of note payable .......................................            --            (25,000)
                                                                         ---------         ---------
      Net cash provided by (used in) financing activities .........        200,000           (25,000)
                                                                         ---------         ---------
      Net increase (decrease) in cash and
        cash equivalents ..........................................        185,775          (107,744)

CASH AND CASH EQUIVALENTS, beginning of period ....................          2,019           187,794
                                                                         ---------         ---------

CASH AND CASH EQUIVALENTS, end of period ..........................      $ 187,794         $  80,050
                                                                         =========         =========

         The accompanying notes to financial statements are an integral part of these statements.

                         DAEDALUS WORLD WIDE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
              DECEMBER 31, 1998 AND SEPTEMBER 30, 1999 (UNAUDITED)

(1) NATURE OF OPERATIONS:

Daedalus World Wide Corporation ("DWWC") was incorporated in November 1995. DWWC's primary activity is developing and hosting interactive computer fantasy league management tools, fantasy games and sports contests. DWWC has developed games and products for professional auto racing, baseball, basketball, football, golf, hockey and soccer. In 1998, DWWC entered into a long-term strategic relationship with SportsLine.com, Inc. whereby DWWC agreed to produce fantasy products exclusively for SportsLine.com, Inc.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Cash and Cash Equivalents

DWWC considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents.

Property and Equipment

Property and equipment is carried at historical cost and is being depreciated and amortized using the straight-line method over the shorter of the estimated useful life of the asset or the lease period.

Maintenance and repairs are charged to expense when incurred; betterments are capitalized. Upon the sale or retirement of assets, the cost and accumulated depreciation are removed from the account and any gain or loss is recognized.

Revenue Recognition

Revenue recognition policies for fantasy product and website development and hosting revenue are set forth below:

         Fantasy Product Revenue

         Fantasy product revenue is derived from the sale of services related to league management, fantasy games and sports contests. Fantasy product revenue is recognized ratably over the life of the sport season or the contest period.

         Website development and hosting

         DWWC engages in consulting services to assist companies to develop and maintain websites as well as host the websites. Revenue is recognized as the service is performed.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                         DAEDALUS WORLD WIDE CORPORATION
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED):

Concentration of credit risk

DWWC's financial instruments that potentially subject DWWC to significant concentrations of credit risk consist of cash and cash equivalents. DWWC's cash and cash equivalents are highly liquid and low risk. During 1998, approximately 52% of DWWC's revenue came from SportsLine.com, Inc and for the nine months ended September 30, 1999, 100% (unaudited) of DWWC's revenue came from SportsLine.com, Inc.

Unaudited interim financial statements

In the opinion of management, the unaudited interim financial statements contain all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position of DWWC as of September 30, 1999, and the results of operations, changes in shareholders' deficit and cash flows for the nine months ended September 30, 1999.

(3) PROPERTY AND EQUIPMENT

Property and equipment, net consists of the following:

                                     Estimated Useful Lives
                                           (Years)            December 31, 1998        September 30, 1999
                                           -------            -----------------        ------------------
                                                                                           (unaudited)
Computer Equipment                           3-5                 $79,471                    $171,851
Furniture and Fixtures                        7                    9,476                      20,482
                                                                  -----                      ------
                                                                  88,947                     192,333
Less-accumulated depreciation                                    (20,148)                    (47,809)
                                                                 -------                    --------
                                                                 $68,799                    $144,524
                                                                 =======                    ========

Depreciation expense on property and equipment amounted to $15,209 and $27,661 (unaudited) in the year ended December 31, 1998 and the nine months ended September 30, 1999, respectively.

(4) NOTE PAYABLE

In May 1998, DWWC borrowed $200,000 under a promissory note with SportsLine.com, Inc. The note carries a variable interest rate of two percentage points over the prime rate of 7.75% at December 31, 1998 and is payable in annual installments of $25,000 plus accrued interest. The note was paid in full in December 1999.

(5) SHAREHOLDERS' EQUITY

DWWC was originally capitalized with cash of $22,400 from its founding shareholders. DWWC's original certificate of incorporation authorized the issuance of up to 200 shares with no par value. DWWC amended its certificate of incorporation in April 1998 to increase the number of authorized shares to 1,000. DWWC declared a distribution of stock reflected as a two-for-one split in June 1998 which has been retroactively reflected in the accompanying financial statements. Upon termination of employment a shareholder returned his common stock owned to DWWC for no compensation.

                         DAEDALUS WORLD WIDE CORPORATION
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

(6) INCOME TAXES

DWWC has recorded income tax expense representing the current income taxes payable for the respective period. The deferred income tax benefit totaling approximately $30,000 and $76,000 (unaudited) in the year ended December 31,1998 and the nine months ended September 30, 1999, respectively, has been fully offset by a corresponding increase in a valuation allowance given the uncertainty of realization. Temporary differences consist primarily of various expenses not deductible until paid.

(7) COMMITMENTS AND CONTINGENCIES

DWWC leases its office and computer and communications equipment under noncancellable operating leases that expire on various dates through 2003. The office lease requires DWWC to pay operating costs, including property tax over a predetermined base and maintenance costs and includes rent adjustment clauses.

Rent expense amounted to approximately $33,063 and $46,715 (unaudited) for the year ended December 31, 1998 and nine months ended September 30, 1999, respectively.

Future minimum lease payments for operating leases as of December 31, 1998 are as follows:

                   1999                                    $109,746
                   2000                                     112,946
                   2001                                      92,461
                   2002                                      61,600
                   2003                                      48,000
                                                           --------
                   Total minimum lease payments            $424,753
                                                           ========

(8) SUBSEQUENT EVENT

In December 1999, SportsLine.com, Inc. purchased DWWC for consideration valued at approximately $31,780,000, consisting of $4,000,000 cash and 600,000 shares of common stock of SportsLine.com, Inc. valued at approximately $27,780,000.